                             [FRONT OF CERTIFICATE]

        COMMON STOCK                                        COMMON STOCK
        PAR VALUE $0.01                                  PAR VALUE $0.01

   NUMBER                                                                 SHARES
CSK

                                [CSK AUTO LOGO]
                              CSK AUTO CORPORATION
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                                         CUSIP 125965 10 3
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

                    This Certifies that

                    Is the owner of

                       FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF
                    CSK Auto Corporation (the "Corporation"), a Delaware
                    corporation.  The shares represented by this certificate
                    are transferable only on the stock transfer books of the
                    Corporation by the holder of record hereof, or by the
[VIGNETTE OF        holder's duly authorized attorney or legal representative,
ATLAS HOLDING       upon the surrender of this certificate properly endorsed.
 GLOBE WITH
BANNER READING,        This certificate is not valid until countersigned by the
 "CSK AUTO          Corporation's transfer agent and registrar.
WORLD CLASS"]
                       In Witness Whereof, the Corporation has caused this
                    certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

                    Dated:



                          /s/ Maynard Jenkins               /s/ James G. Bazlen               /s/ Don W. Watson

       [CORPORATE         CHAIRMAN AND                      PRESIDENT AND                     CHIEF FINANCIAL OFFICER
         SEAL]            CHIEF EXECUTIVE OFFICER           CHIEF OPERATING OFFICER           AND TREASURER





COUNTERSIGNED AND REGISTERED:
ChaseMellon Shareholder Services, L.L.C.
                Transfer Agent and Registrar
By:
                    Authorized Officer
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                             [BACK OF CERTIFICATE]

                              CSK AUTO CORPORATION

         A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares of stock of the Corporation, and upon the holders thereof as established by the Certificate of Incorporation or by any certificate of determination of preferences, and the number of shares constituting each series or class and the designations thereof, may be obtained by any stockholder of the Corporation upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

         The following abbreviations, when used in the Inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                                    UNIF GIFT MIN ACT-____________Custodian______________
TEN ENT - as tenants by the entireties                                               (cust)                    (minor)
JT TEN  - as joint tenants with right of                                            under Uniform Gifts to Minors
          survivorship and not as tenants in common                                 Act________________________________
                                                                                              (State)
                                                                  UNIF TRF MIN ACT-_______Custodian (until age _______)
                                                                                   (cust)
                                                                  ______________________________under Uniform Transfers
                                                                    (Minor)
                                                                  to Minors Act________________________________________
                                                                                     (State)

         Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ____________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

___________________________________

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                         Shares
-------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                       Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -------------------

                                  ----------------------------------------------
                                  NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By
  -----------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15